Filed under Rule 497(k)

Registration No. 811-08789

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013,

as supplemented to date

At a meeting held on January 27-28, 2014, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “SAAMCo Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SAAMCo”) with respect to the Global Social Awareness Fund (the “Fund”).

In accordance with VALIC’s manager-of-managers exemptive order granted by the Securities and Exchange Commission, the SAAMCo Sub-Advisory Agreement is subject to shareholder approval with respect to the Fund. The Board has called a special meeting of the Fund’s shareholders to be held on or about May 13, 2014 to consider the proposals to approve the SAAMCo Sub-Advisory Agreement. Shareholders of record on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the proposal in more detail.

If the Fund’s shareholders approve the SAAMCo Sub-Advisory Agreement, PineBridge Investments, LLC (“PineBridge”) will cease to sub-advise the Fund and the following changes to the Fund’s prospectus will become effective once SAAMCo commences managing the Fund:

Global Social Awareness Fund.

In the Fund Summary, the Fund’s Investment Objective will be deleted in its entirety and replaced with the following:

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

The Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;

•	the manufacture of military weapons or delivery systems;

•	the manufacture of alcoholic beverages or tobacco products;

•	the operation of gambling casinos;

•	business practices or the production of products that have a severe impact on the environment;

•	labor relations disputes or breach of core international labor standards; or

•	companies that have operations in countries that pose significant human rights concerns.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 75% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria screening may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Principal Risks of Investing in the Fund, “Management Risk” will be deleted in its entirety.

In the Investment Adviser section, the first paragraph and the table will be deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

Please keep this supplement with your prospectus for future reference

Date: January 28, 2014